EXHIBIT 99.1

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Boston Biomedica, Inc., a Massachusetts corporation (the “Company”), does hereby certify, to the best of such officer’s knowledge and belief, that:

         (1)        The Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the “Form 10-Q”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)        The information contained in the Form 10-Q fairly presents, in all materials respects, the financial condition and results of operations of the Company.

        Date:   November 13, 2002                                                         By:  /s/ Richard T. Schumacher

                                                                                                    Richard T. Schumacher,
                                                                                                   Chief Executive Officer and Chairman of the Board

        Date:   November 13, 2002                                                         By:  /s/ Kevin W. Quinlan

                                                                                                    Kevin W. Quinlan,
                                                                                                    President and Chief Operating Officer and Treasurer
                                                                                                    (Principal Accounting and Financial Officer)